Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Richard D. Peach and Judith A. Johansen his true and lawful attorney and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended March 31, 2003 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  May 30, 2003.

/s/ ANDREW N. MacRITCHIE

Andrew N. MacRitchie

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Richard D. Peach and Judith A. Johansen his true and lawful attorney and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended March 31, 2003 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  May 30, 2003

/s/ A. RICHARD WALJE

A. Richard Walje

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Richard D. Peach and Judith A. Johansen his true and lawful attorney and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended March 31, 2003 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  May 30, 2003

/s/ ANDREW P. HALLER

Andrew P. Haller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Richard D. Peach and Judith A. Johansen his true and lawful attorney and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended March 31, 2003 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  May 30, 2003

/s/ MATTHEW R. WRIGHT

Matthew R. Wright

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Richard D. Peach and Judith A. Johansen his true and lawful attorney and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended March 31, 2003 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  May 30, 2003.

/s/ IAN M. RUSSELL

Ian M. Russell

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Richard D. Peach and Judith A. Johansen his true and lawful attorney and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended March 31, 2003 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  May 30, 2003.

/s/ BARRY G. CUNNINGHAM

Barry G. Cunningham